UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	001-34089	20-8444387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey  07024

(Address of principal executive offices) (Zip code)

(201) 944-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2016, the employment of Leo J. Faresich as executive vice president and chief lending officer of Bancorp of New Jersey, Inc. and its banking subsidiary, Bank of New Jersey, ceased.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: April 29, 2016	By:	Matthew Levinson
Matthew Levinson
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)